Exhibit 99.1

MAXIMUS, Inc.
SEGMENT INFORMATION
(Amounts in thousands)
(Unaudited)

	Quarter Ended								Year Ended Sept. 30, 2018
	Dec. 31, 2017	% (1)	Mar. 31, 2018	% (1)	Jun. 30, 2018	% (1)	Sept. 30, 2018	% (1)		% (1)

Revenue:
U.S. Health & Human Services	$304,241	100%	$306,249	100%	$314,477	100%	$288,944	100%	$1,213,911	100%
U.S. Federal Services	132,983	100%	116,327	100%	112,226	100%	117,375	100%	478,911	100%
Outside the U.S.	185,924	100%	190,211	100%	171,152	100%	152,127	100%	699,414	100%
Total	$623,148	100%	$612,787	100%	$597,855	100%	$558,446	100%	$2,392,236	100%

Gross Profit:
U.S. Health & Human Services	$84,231	27.7%	$86,586	28.3%	$101,425	32.3%	$87,382	30.2%	$359,624	29.6%
U.S. Federal Services	33,358	25.1%	27,374	23.5%	32,276	28.8%	33,690	28.7%	126,698	26.5%
Outside the U.S.	34,371	18.5%	34,843	18.3%	20,983	12.3%	17,866	11.7%	108,063	15.5%
Total	$151,960	24.4%	$148,803	24.3%	$154,684	25.9%	$138,938	24.9%	$594,385	24.8%

Selling, general and administrative expense:
U.S. Health & Human Services	$34,805	11.4%	$36,616	12.0%	$34,382	10.9%	$35,187	12.2%	$140,990	11.6%
U.S. Federal Services	16,648	12.5%	17,540	15.1%	17,399	15.5%	17,725	15.1%	69,312	14.5%
Outside the U.S.	18,106	9.7%	18,403	9.7%	16,775	9.8%	18,811	12.4%	72,095	10.3%
Other	—	NM	—	NM	1,032	NM	1,812	NM	2,844	NM
Total	$69,559	11.2%	$72,559	11.8%	$69,588	11.6%	$73,535	13.2%	$285,241	11.9%

Operating income:
U.S. Health & Human Services	$49,426	16.2%	$49,970	16.3%	$67,043	21.3%	$52,195	18.1%	$218,634	18.0%
U.S. Federal Services	16,710	12.6%	9,834	8.5%	14,877	13.3%	15,965	13.6%	57,386	12.0%
Outside the U.S.	16,265	8.7%	16,440	8.6%	4,208	2.5%	(945)	(0.6)%	35,968	5.1%
Amortization of intangible assets	(2,718)	NM	(2,603)	NM	(2,525)	NM	(2,462)	NM	(10,308)	NM
Restructuring costs	—	NM	(2,320)	NM	—	NM	(1,033)	NM	(3,353)	NM
Acquisition-related expenses (2)	—	NM	—	NM	—	NM	(947)	NM	(947)	NM
Other (3)	—	NM	—	NM	(1,032)	NM	(865)	NM	(1,897)	NM
Total	$79,683	12.8%	$71,321	11.6%	$82,571	13.8%	$61,908	11.1%	$295,483	12.4%

MAXIMUS, Inc.
SEGMENT INFORMATION
(Amounts in thousands)
(Unaudited)

	Quarter Ended								Year Ended Sept. 30, 2017
	Dec. 31, 2016	% (1)	Mar. 31, 2017	% (1)	Jun. 30, 2017	% (1)	Sept. 30, 2017	% (1)		% (1)

Revenue:
U.S. Health & Human Services	$305,480	100%	$307,357	100%	$295,002	100%	$312,247	100%	$1,220,086	100%
U.S. Federal Services	141,298	100%	145,370	100%	131,589	100%	127,316	100%	545,573	100%
Outside the U.S.	160,786	100%	169,320	100%	173,856	100%	181,340	100%	685,302	100%
Total	$607,564	100%	$622,047	100%	$600,447	100%	$620,903	100%	$2,450,961	100%

Gross Profit:
U.S. Health & Human Services	$81,276	26.6%	$84,851	27.6%	$84,020	28.5%	$98,759	31.6%	$348,906	28.6%
U.S. Federal Services	37,576	26.6%	36,571	25.2%	33,627	25.6%	31,547	24.8%	139,321	25.5%
Outside the U.S.	25,966	16.1%	30,895	18.2%	34,542	19.9%	32,275	17.8%	123,678	18.0%
Total	$144,818	23.8%	$152,317	24.5%	$152,189	25.3%	$162,581	26.2%	$611,905	25.0%

Selling, general and administrative expense:
U.S. Health & Human Services	$30,821	10.1%	$34,210	11.1%	$34,454	11.7%	$44,529	14.3%	$144,014	11.8%
U.S. Federal Services	19,695	13.9%	18,927	13.0%	17,757	13.5%	17,966	14.1%	74,345	13.6%
Outside the U.S.	14,525	9.0%	15,367	9.1%	16,187	9.3%	18,663	10.3%	64,742	9.4%
Other	357	NM	92	NM	(90)	NM	1,133	NM	1,492	NM
Total	$65,398	10.8%	$68,596	11.0%	$68,308	11.4%	$82,291	13.3%	$284,593	11.6%

Operating income:
U.S. Health & Human Services	$50,455	16.5%	$50,641	16.5%	$49,566	16.8%	$54,230	17.4%	$204,892	16.8%
U.S. Federal Services	17,881	12.7%	17,644	12.1%	15,870	12.1%	13,581	10.7%	64,976	11.9%
Outside the U.S.	11,441	7.1%	15,528	9.2%	18,355	10.6%	13,612	7.5%	58,936	8.6%
Amortization of intangible assets	(3,402)	NM	(3,386)	NM	(2,720)	NM	(2,700)	NM	(12,208)	NM
Restructuring costs	(2,242)	NM	—	NM	—	NM	—	NM	(2,242)	NM
Acquisition-related expenses (2)	—	NM	—	NM	—	NM	(83)	NM	(83)	NM
Gain on sale of a business	—	NM	—	NM	650	NM	—	NM	650	NM
Other (3)	(357)	NM	(92)	NM	90	NM	(1,050)	NM	(1,409)	NM
Total	$73,776	12.1%	$80,335	12.9%	$81,811	13.6%	$77,590	12.5%	$313,512	12.8%
(1)    Percentage of respective segment revenue. Percentages considered not meaningful are marked “NM.”

(2)
Acquisition-related expenses include costs for the acquisition of the U.S. Federal citizen engagement centers, which were incurred in fiscal year 2018 prior to the transaction closing in fiscal year 2019, and costs for the acquisition of Revitalised Limited in fiscal year 2017

(3)	"Other" relates to various expenses which are not directly attributable to our segments, including litigation costs.

MAXIMUS, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Year Ended September 30,
	2018	2017

Cash flows from operations:
Net income	$220,816	$212,182
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property, plant, equipment and capitalized software	51,884	55,769
Amortization of intangible assets	10,308	12,208
Deferred income taxes	6,721	4,762
Stock compensation expense	20,238	21,365
Gain on sale of a business	—	(650)
Changes in assets and liabilities, net of effects of business combinations:
Accounts receivable — billed and billable	34,033	53,025
Accounts receivable — unbilled	4,920	26
Prepaid expenses and other current assets	4,954	2,584
Deferred contract costs	1,838	2,037
Accounts payable and accrued liabilities	(7,725)	(28,309)
Accrued compensation and benefits	(8,795)	8,849
Deferred revenue	(27,039)	(15,401)
Income taxes	7,262	8,901
Other assets and liabilities	(2,641)	(924)
Cash provided by operating activities	316,774	336,424

Cash flows from investing activities:
Purchases of property and equipment and capitalized software costs	(26,520)	(24,154)
Acquisition of businesses, net of cash acquired	—	(2,677)
Acquisition of part of noncontrolling interest	(157)	—
Proceeds from the sale of a business	—	1,035
Purchases of short-term investments	(19,996)	—
Other	1,436	575
Cash used in investing activities	(45,237)	(25,221)

Cash flows from financing activities:
Cash dividends paid	(11,692)	(11,674)
Repurchases of common stock	(66,919)	(28,863)
Tax withholding related to RSU vesting	(8,529)	(9,175)
Borrowings under credit facility	136,632	185,000
Repayment under credit facility	(136,769)	(349,981)
Stock option exercises	—	924
Other	(4,603)	(1,660)
Cash used in financing activities	(91,880)	(215,429)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,825)	3,660

Net increase in cash, cash equivalents and restricted cash	176,832	99,434

Cash, cash equivalents and restricted cash, beginning of period	179,727	80,293

Cash, cash equivalents and restricted cash, end of period	$356,559	$179,727

MAXIMUS, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Quarter Ended
	Dec. 31, 2017	Mar. 31, 2018	Jun. 30, 2018	Sept. 30, 2018

Cash flows from operations:
Net income	$59,952	$55,106	$60,242	$45,516
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property, plant, equipment and capitalized software	13,719	13,355	12,828	11,982
Amortization of intangible assets	2,718	2,603	2,525	2,462
Deferred income taxes	5,707	(14,886)	18,053	(2,153)
Stock compensation expense	5,402	5,922	4,389	4,525
Changes in assets and liabilities, net of effects of business combinations:
Accounts receivable — billed and billable	(44,381)	25,859	11,733	40,822
Accounts receivable — unbilled	5,535	(10,265)	5,042	4,608
Prepaid expenses and other current assets	6,019	2,507	(3,020)	(552)
Deferred contract costs	1,413	381	446	(402)
Accounts payable and accrued liabilities	11,387	(14,558)	(20,525)	15,971
Accrued compensation and benefits	(29,588)	14,197	(444)	7,040
Deferred revenue	(12,405)	(11,384)	(1,939)	(1,311)
Income taxes	9,642	8,992	(12,721)	1,349
Other assets and liabilities	2,877	934	(5,053)	(1,399)
Cash provided by operating activities	37,997	78,763	71,556	128,458

Cash flows from investing activities:
Purchases of property and equipment and capitalized software costs	(6,514)	(6,661)	(8,377)	(4,968)
Acquisition of part of noncontrolling interest	—	(157)	—	—
Purchases of short-term investments	—	—	(19,996)	—
Other	59	482	657	238
Cash used in investing activities	(6,455)	(6,336)	(27,716)	(4,730)

Cash flows from financing activities:
Cash dividends paid	(2,930)	(2,935)	(2,936)	(2,891)
Repurchases of common stock	(1,038)	—	(60,949)	(4,932)
Tax withholding related to RSU vesting	(8,529)	—	—	—
Borrowings under credit facility	59,683	65,000	10,000	1,949
Repayment under credit facility	(48,156)	(76,596)	(10,034)	(1,983)
Other	—	(2,130)	(1,928)	(545)
Cash used in financing activities	(970)	(16,661)	(65,847)	(8,402)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	203	867	(2,784)	(1,111)

Net increase/(decrease) in cash, cash equivalents and restricted cash	30,775	56,633	(24,791)	114,215

Cash, cash equivalents and restricted cash, beginning of period	179,727	210,502	267,135	242,344

Cash, cash equivalents and restricted cash, end of period	$210,502	$267,135	$242,344	$356,559

MAXIMUS, Inc.
BACKLOG
(Amounts in millions)
(Unaudited)

	September 30,
	2018	2017
U.S. Health & Human Services	$3,221	$3,750
U.S. Federal Services	744	324
Outside the U.S.	1,335	1,626
Total	$5,300	$5,700